                            [CALDWELL & ORKIN LOGO]


                          THE MARKET OPPORTUNITY FUND



                         ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                           JUNE 18, 1999

We are pleased to report that the Caldwell & Orkin Market Opportunity Fund returned 19.4% for its shareholders in the 12-month period ended April 30, 1999. We are particularly proud of the Fund's long-term performance. Since its August 24, 1992 commencement of active management through April 30, 1999, the Fund has not moved in the S&P 500 with Income's wake, yet it has performed well (19.9% average annual return vs. 21.9% for the index) during one of the strongest bull markets of all time (see pages 8 & 9) while maintaining a hedged exposure to market risk. These results are notable given the Fund's "market-risk sensitive" investment approach. Of course, past performance is no guarantee of future results.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to manage exposure to market risk in varying market environments. Short positions are taken with the intent of making money when stock prices fall.

The Market Opportunity Fund may be characterized as a moderate hedge fund. Effective November 16, 1998, short positions can comprise up to 60% of the Fund's net assets. The prior limitation was 40%. This fairly unique flexibility gives Fund management considerable investment latitude in its ability to shift between correlated, market neutral and negatively-correlated postures, and allows the Fund to hedge against the downside.

The Fund's market exposure can be anywhere from 100% net long to 60% net short. Historically, the Fund's asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or net short. That said, if we were in a true bear market, and the evolution of variables surrounding the market move (which helps determine our ability to call the direction of equity prices) gave us a high level of conviction, then conceivably we could be close to fully net short (60% short and 40% cash). Conversely, in a true bull market we could have a decidedly net long exposure. We do not fear going either heavily net short or net long, and under the right circumstances (as we perceive them) we will. It's important to remember, however, that even bear markets can have big rallies, and bull markets can have significant setbacks. The Equity Investment Position chart on page 4 provides a graphical representation of the Fund's historical asset allocation since commencement of active management.

The Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

We highlight the Fund's low market risk profile as evidence of our investment approach (see page 7). From its August 24, 1992 commencement of active management through the month ended April 30, 1999, the Fund has correlated with the S&P 500 with Income only 4.4% of the time, with only 12% of its volatility as measured by beta. (An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. Computations by Ned Davis Research, Inc.)

We invite shareholders who are invested directly with the Fund (as opposed to those invested through a brokerage account) to access their account information 24-hours a day, 7-days a week from any touch-tone phone by calling (800) 467-7903.

SIX MONTHS IN REVIEW

The past six months highlight one of the hallmarks of the Market Opportunity Fund, that being the Fund's low correlation to the market. This period witnessed a market advance, as measured by both the S&P 500 with Income and NASDAQ Composite indices. The Market Opportunity Fund did not keep pace with the indices. It did, however, show positive returns, consistent with the Fund's objective to preserve capital. As we invest for a full market cycle, we expect there will be periods of underperformance as well as periods of outperformance relative to the market. Generally speaking, we would expect to underperform in a rising market while we're hedged, and to outperform in a declining market (although not necessarily with positive results). Our goal is to outperform the market over a full market cycle. Historically, the Fund's long-term relative performance has exceeded the S&P 500 after market setbacks and has fallen behind the S&P 500 after market rallies.

In the six months ended April 30, 1999, the Fund rose 4.8%, versus 22.3% for the S&P 500 with Income and 43.6% for the NASDAQ Composite. For the twelve months ended April 30, 1999, the Fund has returned 19.4% for its shareholders, versus 21.8% and 36.1% for the S&P and NASDAQ indices, respectively (see page 8).

The six month period began with the Fund positioned 44.7% long, 39.2% short, 1.5% in Treasuries and 14.6% in cash for an effective 5.5% net long exposure. Throughout the course of the past six months we continued to see a significant level of risk in the market. Equity valuations remain extremely high, speculation in the stock market is rampant, household portfolios are at record levels of equity ownership, there are huge levels of debt both in and outside of the stock market and the level of margin debt has spiked up considerably (see pages 5 & 6). Your Fund has been postured for this high-risk stock market. We have managed sensitivity to market risk by maintaining the Fund's short position in the 21% net short to 14% net long range (see page 4).

It's been a schizophrenic market. The market's advance through mid-April was concentrated in a select group of larger-cap issues, and was not broad-based. Then, consumer growth stocks reversed while the broad market rallied. Generally, the Fund's longs have performed well during the past six months. The shorts, however, have underperformed, holding back performance.

There have been many whipsaws in the current market, which have impacted both the Fund's asset allocation and stock selection. The most recent occurred in April, when the market saw a massive shift of liquidity out of larger-cap growth stocks and into smaller-cap value and cyclical issues. This sector rotation was disadvantageous for the Fund, as we had very little long exposure and considerable short exposure to cyclical shares.

During April, we reduced our growth stock holdings (which had witnessed considerable price appreciation), covered selected cyclical shorts and added selected cyclical exposure on the long side. We ended the Fund's fiscal year on April 30, 1999 positioned 46.8% long, 44.6% short and 8.6% in cash for an effective 2.2% net long exposure.

Thanks in part to the general closure of the Fund to new investment last August 28, 1998, the Fund's asset base has remained very stable. The Fund opened the period with $398.8 million in net assets on October 31, 1998, and closed the period with $397.0 million on April 30, 1999.

For the 12-month period ended April 30, 1999, the management fee rate paid to the Fund's Manager has decreased from 0.88% (for the 12-month period ended April 30, 1998) to 0.78%. Fund operating expenses (including legal, audit and certain other expenses) have also decreased from 0.29% to 0.11% for the periods referenced above. The final component of the Fund's expense ratio, dividend expense on short sales, has increased from 0.05% to 0.49%. Because of this increase, which is directly related to our increased exposure to short sales, the Fund's total expense ratio (based on the 12-months ended April 30, 1999) has increased slightly from 1.22% to 1.38%.

OUTLOOK

The Asian Flu's beneficial impact as a source of deflationary pressure, which has allowed U.S. consumers to enjoy low prices on everything from gasoline to electronics, may be behind us. Prices may be rising, as evidenced by April's 0.7% rise in the Consumer Price Index (CPI), the largest increase for a single month in nine years. In addition, the strong U.S. economy and low rate of unemployment have prompted the Federal Reserve to announce a tightening bias. Tightening would drain liquidity from the financial system, which is generally negative for financial assets. Conversely, should the CPI not pose a threat (as seen in May's report) the Fed may choose not to act, and the markets could move higher. We continue to monitor the Fed's actions closely.

As of the date of this writing, the current market lacks clear direction and is, in our assessment, in a high-risk state. Until such time as we see a catalyst, either negative or positive, we will act to protect capital.

YEAR 2000 READINESS

Many computers will not be able to process date-related information on or after January 1, 2000, due to the manner in which those systems encode the year 2000. Caldwell & Orkin, Inc. recognizes the many aspects of the Year 2000 (Y2K) issue, and we are working hard to prevent any disruption in our business operations due to Y2K-related problems caused by either our internal systems or the computer systems of our third-party external service providers. Furthermore, we recognize that many of the issuers of securities we invest in may also be substantially affected by Y2K-related problems. Accordingly, we are carefully reviewing Y2K disclosures made by the companies representing the Fund's current long positions.

While we are taking steps to reduce the risks associated with Y2K-related computer problems, our internal systems and/or the systems of our service providers may still be affected. Also, it is not possible to protect against misleading or incomplete disclosures by the companies we invest in. Any negative affects may adversely impact the Fund. We are treating the Y2K matter seriously, and we will continue to allocate the resources necessary to address Y2K issues. However, we cannot give any assurances that Y2K-related problems will not arise.

IN CONCLUSION

Every day brings new challenges and opportunities. Although the Fund is small (on a relative basis), it was closed to new investment during August, 1998 in order to preserve our investment flexibility, so that when we meet those challenges and opportunities, we can move decisively. That's the mindset with which I have been managing the Fund since August of 1992, and how I envision managing the Fund going forward.

In the course of a full market cycle, we realize there will be periods when "irrational exuberance" (to quote Fed Chairman Alan Greenspan) makes it difficult for those employing a rational, disciplined investment style. However, we are confident that over time, real fundamentals will prove themselves out, and thus we will continue to manage for perceived risk, as well as return.

On behalf of myself and my associates, we appreciate your investment in the Market Opportunity Fund, and we thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer







                                    [GRAPH]


                 Caldwell & Orkin Market Opportunity Mutual Fund
                           Equity Investment Position
                                  Chart RSCO_14













                   Chart Courtesy of Ned Davis Research, Inc.

                                    [GRAPH]

            The Economy (The Index of Coincident Economic Indicators)
                                   Chart E121

















                                    [GRAPH]


              Stocks as a Percentage of Household Financial Assets
                                   Chart S485










                   Charts Courtesy of Ned Davis Research, Inc.

                                     [GRAPH]

                          Household Debt as a % of GDP
                                   Chart E0502

















                                     [GRAPH]

                       Margin Debt as a Percentage of GDP
                                   Chart S0420














                   Charts Courtesy of Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                   STATISTICAL RISK PROFILE 8/31/92 - 4/30/99

                       TEN WORST S&P 500 WITH INCOME DAYS

Date             C&O MOF           S&P 500          Variance
----             -------           -------          --------
10/27/97          -1.60%            -6.86%            5.26%         ---------------------------
08/31/98           0.42             -6.77             7.19          The Caldwell & Orkin
08/27/98          -0.19             -3.83             3.64          Market Opportunity Fund
08/04/98           0.10             -3.62             3.72          outperformed the S&P
03/08/96          -1.30             -3.07             1.77          500 with Income on all ten
09/30/98           0.55             -3.04             3.59          of the ten worst days, and
10/01/98           0.82             -3.00             3.82          was positive on five of the
01/09/98          -0.28             -2.96             2.68          ten days.
04/11/97          -0.44             -2.72             2.28          ---------------------------
03/23/99           0.23             -2.68             2.91


                       TEN WORST S&P 500 WITH INCOME WEEKS

Week Ending      C&O MOF            S&P 500          Variance
-----------      -------            -------          --------
09/04/98           0.33%            -5.15%            5.48%         ------------------------------
08/28/98           0.65             -4.98             5.63          The Caldwell & Orkin
01/09/98          -0.11             -4.83             4.72          Market Opportunity Fund
10/02/98           1.80             -4.00             5.80          outperformed the S&P
07/24/98           0.20             -3.85             4.05          500 with Income on nine of
08/15/97          -0.30             -3.47             3.17          the ten worst weeks, and
06/24/94           0.24             -3.36             3.60          was positive on six of the ten
03/31/94          -3.79             -3.16            -0.63          weeks.
02/05/99          -1.40             -3.12             1.72          ------------------------------
12/12/97           1.08             -3.06             4.14


                      TEN WORST S&P 500 WITH INCOME MONTHS

Month                     C&O MOF          S&P 500           Variance
-----                     -------          -------           --------
August 1998                 3.12%          -14.46%            17.58%         --------------------------
August 1997                 4.00            -5.61              9.61          The Caldwell & Orkin
July 1996                  -0.82            -4.40              3.58          Market Opportunity Fund
March 1994                 -4.10            -4.35              0.25          outperformed the S&P
March 1997                  4.50            -4.10              8.60          500 with Income in all ten
November 1994               0.27            -3.72              3.99          of the ten worst months,
October 1997                4.21            -3.31              7.52          and was positive seven of
February 1999              -1.11            -3.12              2.01          the ten months.
February 1994               1.36            -2.79              4.15          --------------------------
September 1994              1.18            -2.47              3.65

                                         C&O MOF                 S&P 500
                                         -------                 -------
          Correlation Coefficient          4.4%                  100.0%
          Beta                            0.12                    1.00
          Sharpe Ratio                    3.04

               PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS

                                                    C&O MOF        S&P 500
                                                    -------        -------
July 17, 1998 through August 31, 1998                 4.0%          -19.3%
October 7, 1997 through October 27, 1997              0.2           -10.8
March 10, 1997 through April 11, 1997                 3.4            -9.2

      Short selling began May 2, 1994. Past performance is no guarantee of future results.
                    Computations by Ned Davis Research, Inc.
                                        7

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
           TOTAL RETURN PERFORMANCE SUMMARY THROUGH APRIL 30, 1999(1)

                                     C&O MARKET                  NASDAQ                 S&P 500
       FISCAL                       OPPORTUNITY                COMPOSITE              WITH INCOME
     YEAR ENDED                          FUND                    INDEX                  INDEX
     ----------                     -----------                ---------              -----------
                     1991                 1.25%                   2.02%                   0.02%
                     1992                11.96%(2)               19.38%                  14.03%
                     1993 *              15.09%                  14.30%                   9.23%
                     1993 **             21.09%                  19.09%                   8.67%
                     1994                16.48%                  10.95%                   5.32%
                     1995                (2.28)%                 15.01%                  17.47%
                     1996                31.80%                  41.06%                  30.21%
                     1997                23.24%                   5.90%                  25.12%
                     1998                25.77%                  48.20%                  41.07%
                     1999                19.43%                  36.10%                  21.82%
 Six months ended 4/30/99                 4.84%                  43.55%                  22.32%
          Since (08/24/92)(3)           236.30%                 357.85%                 276.42%
Since Inception (03/11/91)              262.31%                 435.21%                 331.58%

                                         AVERAGE ANNUAL RETURN

                 One Year                19.43%                  36.10%                  21.82%
              Three Years                22.79%                  28.78%                  29.07%
               Five Years                18.98%                  28.22%                  26.89%
           Since 08/24/92(3)             19.88%                  25.54%                  21.92%
Since Inception (03/11/91)               17.10%                  22.84%                  19.64%

                              NET ASSET ALLOCATION





                               [GRAPHIC OMITTED]


Common Stock Sold Short represents the market value, excluding margin requirements.

--------------------------------------------------------------------------------
(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than the original investment. The NASDAQ and S&P 500 figures do not reflect any fees or expenses. Both are widely recognized unmanaged indices of U.S. stocks.
(2) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.
(3) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objectives to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. A prior fund passively managed and indexed to the largest 100 over-the-counter (OTC) stocks began operations on March 11, 1991.
*   For the full fiscal year ending April 30, 1993.
** From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin Multifactor style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception Nav when active management of the Fund began.

      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
             Combined Old and Active Style of Investment Management
                      March 11, 1991 through April 30, 1999


                                [GRAPHIC OMITTED]



      CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS MAJOR MARKET INDICES
                  Results of a Hypothetical $10,000 Investment
           Since Commencement of Active Style of Investment Management
                     August 24, 1992 through April 30, 1999


                                [GRAPHIC OMITTED]

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                                   Shares        Market Value
                                                                   ------        ------------
COMMON STOCK (LONG POSITIONS)                  46.77%
                                               =====
     BANKS - FOREIGN                            0.71%
          BANK OF TOKYO-MITSU - ADR                                192,000        $2,808,000

     BANKS - SUPER REGIONAL                     0.44%
          MERCANTILE BANCORP                                        30,900         1,761,300

     BUILDING - CONSTRUCTION PRODUCTS           1.06%
          MASCO CORP.                                              143,800         4,224,125

     BUILDING - RESIDENTIAL/COMMERCIAL          0.96%
          PULTE CORP.                                               56,800         1,285,100
          KAUFMAN & BROAD HOME CORP.                                49,500         1,203,469
          D.R. HORTON, INC.                                         67,800         1,309,387

     COMPUTER - LOCAL NETWORKS                  2.78%
          NOVELL, INC. *                                           496,900        11,056,025

     COMPUTER - MANUFACTURERS                   0.65%
          APPLE COMPUTER, INC. *                                    55,800         2,566,800

     COMPUTER - SERVICES                        3.30%
          ELECTRONIC DATA SYSTEMS                                  243,900        13,109,625

     ELECTRIC - SEMICONDUCTOR EQUIPMENT         0.19%
          APPLIED MATERIALS, INC. *                                 14,500           777,562

     FINANCIAL SERVICES - MISCELLANEOUS         0.58%
          FIRST DATA CORP.                                          54,300         2,304,356

     HOUSEHOLD - APPLIANCES                     2.05%
          MAYTAG CORP.                                             119,000         8,136,625

     INSURANCE - LIFE                           0.92%
          RELIASTAR FINANCIAL CORP.                                 99,300         3,649,275

     LEISURE - MOVIES & RELATED                 3.10%
          FOX ENTERTAINMENT GROUP *                                480,000        12,300,000

     LEISURE - PRODUCTS                         2.02%
          SEAGRAM CO., LTD.                                        139,800         8,021,025




   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                               Shares                        Market Value
                                                               ------                        ------------

 MACHINERY - CONSTRUCTION/MINING            1.66%
      TEREX CORP. *                                            208,100                       $6,581,162

 MEDIA - CABLE TV                           6.87%
      CABLEVISION SYSTEMS CORP. *                              159,000                       12,302,625
      COMCAST CORP.                                            118,600                        7,790,537
      COX COMMUNICATIONS CL-A *                                 55,300                        4,389,437
      TIME WARNER, INC.                                         40,100                        2,807,000

 MEDIA - RADIO/TV                           3.91%
      AT&T CORP. - LIBERTY MEDIA *                              73,000                        4,662,875
      CBS CORP. *                                              238,600                       10,871,213

 METAL ORES - MISCELLANEOUS                 0.68%
      INCO, LTD.                                               139,800                        2,682,413

 OIL & GAS - DRILLING                       0.46%
      ENSCO INTERNATIONAL                                       50,700                          941,119
      MARINE DRILLING CO., INC. *                               52,000                          893,750

 OIL & GAS - MACHINERY/EQUIPMENT            0.19%
      COOPER CAMERON CORP. *                                    19,500                          753,187

 PAPER & PAPER PRODUCTS                     1.70%
      INTERNATIONAL PAPER CO.                                   39,000                        2,079,188
      SMURFIT - STONE CONTAINER *                              200,100                        4,677,338

 RETAIL - RESTAURANTS                       0.35%
      LONE STAR STEAKHOUSE *                                   128,200                        1,394,175

 TELECOMMUNICATIONS - CELLULAR              0.86%
      CELLULAR COMM. PUERTO RICO *                             143,700                        3,412,875

 TELECOMMUNICATIONS - EQUIPMENT             1.40%
      ANTEC CORP. *                                            205,100                        5,563,338

 TELECOMMUNICATIONS - SERVICES              0.93%
      CENTURY TEL. ENTERPRISE                                   91,550                        3,684,888

 TEXTILE - MILL/HOUSEHOLD                   4.22%
      SHAW INDUSTRIES, INC. *                                  111,800                        2,026,375
      WESTPOINT STEVENS, INC.                                  429,900                       14,724,075

 TRANSPORTATION - AIRLINE                   1.12%
      SOUTHWEST AIRLINES                                       136,100                        4,431,756


   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                               Shares          Market Value
                                                               ------          ------------

         TRUCKS & PARTS - HEAVY DUTY                3.66%
              NAVISTAR INTERNATIONAL*                          277,400         $ 14,511,488


TOTAL INVESTMENT IN SECURITIES (COST $160,845,196): 46.77%...............       185,693,488
OTHER ASSETS LESS LIABILITIES:  53.23%...................................       211,342,158
                                                                               ------------
TOTAL NET ASSETS 100.00%.................................................      $397,035,646
                                                                               ============

*    Non-income producing security
o    At April 30, 1999, the cost of securities for federal tax purposes was $160,993,986. Unrealized appreciation and depreciation of securities were as follows:
     Gross Unrealized Appreciation                                             $ 26,445,526
     Gross Unrealized Depreciation                                               (1,746,024)
                                                                               ------------
     Net Unrealized Appreciation                                               $ 24,699,502
                                                                               ===========








   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                                      Shares        Market Value
                                                                      ------        ------------

COMMON STOCK (SHORT POSITIONS)                    (44.62)%
                                                  =======
         BANKS - SUPER REGIONAL                    (4.19)%
              BANK ONE CORP.                                         (148,300)      $(8,749,700)
              FIRST UNION CORP.                                      (142,400)       (7,885,400)

         BEVERAGES - SOFT DRINKS                   (0.82)%
              COCA-COLA CO. FEMSA S.A.-ADR                           (119,000)       (2,461,812)
              PANAMERICAN BEVERAGES, INC                              (35,800)         (794,312)

            BUILDING - MOBILE/MFG. & RV            (0.46)%
              CLAYTON HOMES, INC.                                     (33,000)         (367,123)
              FLEETWOOD ENTERPRISES                                   (32,300)         (797,406)
              OAKWOOD HOMES CORP.                                     (48,900)         (678,487)

         CHEMICALS - FERTILIZERS                   (0.05)%
              POTASH CORP. SASKATCHEWAN                                (3,300)         (199,650)

         CHEMICALS - SPECIALTY                     (1.73)%
              SIGMA-ALDRICH                                          (211,500)       (6,873,750)

         COMPUTER - LOCAL NETWORKS                 (0.37)%
              DAOU SYSTEMS, INC.                                     (242,400)       (1,454,400)

         COMPUTER - MANUFACTURERS                  (1.83)%
              HEWLETT-PACKARD CO.                                     (92,300)       (7,280,162)

         COMPUTER - MEMORY DEVICES                 (1.99)%
              QUANTUM CORP.                                           (90,200)       (1,612,325)
              SEAGATE TECHNOLOGY, INC.                               (225,900)       (6,296,962)

         COMPUTER SOFTWARE - ENTERPRISE            (4.67)%
              BAAN COMPANY NV                                        (111,100)       (1,041,562)
              I2 TECHNOLOGIES, INC.                                  (150,000)       (5,081,250)
              PEREGRINE SYSTEMS, INC.                                 (48,500)       (1,091,250)
              SAP AG - SPONSORED ADR                                 (276,200)       (8,665,775)
              SOFTWARE AG SYSTEMS, INC.                              (321,000)       (2,648,250)

         COMPUTER SOFTWARE - FINANCIAL             (0.80)%
              BOTTOMLINE TECHNOLOGIES                                 (54,400)       (3,182,400)

         ELECTRICAL - SEMICONDUCTOR MFG.           (0.90)%
              MICRON TECHNOLOGY, INC.                                 (71,800)       (2,665,575)
              RAMBUS, INC.                                            (15,300)         (919,912)




   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                                      Shares       Market Value
                                                                      ------       ------------

         FINANCE - CONSUMER/COMMERCIAL             (1.91)%
              ASSOCIATES FIRST CAPITAL                               (170,900)     $(7,573,006)

         FINANCE - INVESTMENT BANKERS              (2.67)%
              EDWARDS (A.G.), INC.                                   (167,800)      (5,873,000)
              SCHWAB (CHARLES) CORP.                                  (43,200)      (4,741,200)

         FINANCE - INVESTMENT MANAGEMENT           (0.48)%
              MORGAN STANLEY DEAN WITTER                              (19,200)      (1,904,400)

         FINANCE - MORTGAGE & RELATED SVS.         (0.86)%
              LONG BEACH FINANCIAL CORP.                              (46,500)        (517,312)
              NEW CENTURY FINANCIAL CORP.                            (219,800)      (2,912,350)

         FINANCE - SAVINGS & LOAN                  (1.49)%
              GREENPOINT FINANCIAL CORP.                             (169,300)      (5,925,500)

         FINANCIAL SERVICES - MISCELLANEOUS        (4.51)%
              ADVANTA CORP.                                          (167,700)      (1,823,737)
              MBNA CORP.                                             (538,800)     (15,187,425)
              PREPAID LEGAL SERVICES                                  (30,800)        (877,800)

         FOOD - CONFECTIONERY                      (0.66)%
              WRIGLEY (WM) JR. CO.                                    (29,400)      (2,607,422)

         INSURANCE - LIFE                          (1.79)%
              CONSECO, INC.                                          (225,300)      (7,111,031)

         INSURANCE - PROPERTY/CASUALTY/TITLE       (0.84)%
              THE ALLSTATE CORP.                                      (91,300)      (3,321,037)

         INTERNET - E*COMMERCE                     (0.55)%
              EBAY, INC.                                               (5,200)      (1,082,250)
              NET.B@NK, INC.                                           (5,800)      (1,096,200)

         INTERNET - ISP/CONTENT                    (0.19)%
              IVILLAGE, INC.                                           (9,700)        (766,300)

         INTERNET - NETWORK SEC/SOLUTIONS          (0.89)%
              SECURITY DYNAMICS TECH, INC.                           (163,200)      (3,549,600)

         LEISURE - PHOTO EQUIPMENT/RELATED         (1.96)%
              POLAROID CORP.                                         (377,300)      (7,781,812)

         LEISURE - SERVICES                        (1.94)%
              THE WALT DISNEY CO.                                    (242,000)      (7,683,500)

   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1999


                                                                       Shares           Market Value
                                                                       ------           ------------

         MEDICAL - BIOMEDICAL/GENETICS             (0.79%)
              IMMUNEX CORP.                                           (32,800)          $(3,132,400)

         MEDICAL - ETHICAL DRUGS                   (0.24%)
              ELAN CORP PLC-ADR                                       (18,700)             (963,050)

         MEDICAL - INSTRUMENTS                     (0.67%)
              VENTANA MEDICAL SYSTEMS                                (108,300)           (2,639,812)

         MEDICAL - PRODUCTS                        (0.15%)
              VIVUS, INC.                                            (125,100)             (594,225)

         RETAIL - DRUG STORES                      (0.98%)
              CVS CORP.                                               (81,600)           (3,886,200)

         RETAIL - MAIL ORDER & DIRECT              (0.40%)
              BLACK BOX CORP.                                         (46,600)           (1,596,050)

         TRANSPORTATION - EQUIPMENT MFG.           (0.28%)
              TRINITY INDUSTRIES                                      (31,400)           (1,093,112)

         TRUCK & PARTS - HEAVY DUTY                (2.56%)
              PACCAR, INC.                                           (181,600)          (10,169,600)
                                                                                      -------------

TOTAL SECURITIES SOLD SHORT (PROCEEDS $166,684,522)                                   $(177,156,794)
                                                                                      =============







   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF ASSETS & LIABILITIES
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $160,845,196)                        $185,693,488
Cash                                                               78,901,560
Segregated cash with brokers and other financial                  103,264,826
institution
Deposits with brokers for securities sold short                   187,983,631
Receivables:
   Investment securities sold                                      28,099,577
   Interest and dividends                                             734,604
   Capital shares sold                                              1,270,152
Other                                                                  17,944
                                                                 ------------

     TOTAL ASSETS                                                 585,965,782
                                                                 ------------

LIABILITIES:
Securities sold short, not yet purchased
 (proceeds $166,684,522)                                          177,156,794

Payables:
   Investment securities purchased                                  8,886,852
   Capital Shares Redeemed                                          2,432,523
   Investment advisory fee                                            269,959
Accrued expenses                                                      184,008
                                                                 ------------

     TOTAL LIABILITIES                                            188,930,136
                                                                 ------------

TOTAL NET ASSETS                                                 $397,035,646
                                                                 ============

NET ASSETS CONSIST OF:
   Undistributed net investment income                           $  2,921,328
   Accumulated net realized gain                                   29,572,907
   Net unrealized appreciation on investments                      14,376,020
   Paid-in capital applicable to 18,802,538 shares
      outstanding; par value $0.10 per share;
      30,000,000 shares authorized                                350,165,391
                                                                 ------------

                                                                 $397,035,646
                                                                 ============
NET ASSET VALUE AND OFFERING / REDEMPTION
PRICE PER SHARE                                                  $      21.12
                                                                 ============





   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                        $ 15,164,584
Dividends                                                            336,836
                                                                ------------

TOTAL INVESTMENT INCOME                                           15,501,420
                                                                ------------



EXPENSES:
Investment advisory fees                                           2,628,554
Transfer agent fees                                                   63,989
Professional fees                                                     62,750
Dividend expense on securities sold short                          1,663,303
Directors' fees and expenses                                          27,079
Registration and filing fees                                         123,420
Custodian fees                                                        18,148
Legal fees                                                            34,082
Insurance                                                             17,388
Other                                                                 39,119
                                                                ------------

TOTAL EXPENSES                                                     4,677,832
                                                                ------------

NET INVESTMENT INCOME                                             10,823,588
                                                                ------------



REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                  49,324,492
Change in unrealized appreciation                                (14,659,048)
                                                                ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                  34,665,444
                                                                ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $ 45,489,032
                                                                ============



   The accompanying notes are an integral part of these financial statements.

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED              YEAR ENDED
                                                             APRIL 30,1999           APRIL 30, 1998
                                                             -------------           --------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                                      $  10,823,588           $   2,817,433
  Net realized gain (loss) from investments                     49,324,492              (2,695,581)
  Net change unrealized appreciation on investments            (14,659,048)             23,436,190
                                                             -------------           -------------

    Net increase in net assets resulting
      from operations                                           45,489,032              23,558,042
                                                             -------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                         (7,355,977)             (1,491,994)
  Net realized gains on investments                            (13,237,758)             (6,130,010)
                                                             -------------           -------------

    Net distributions to shareholders                          (20,593,735)             (7,622,004)
                                                             -------------           -------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares                            305,456,611             160,368,629
  Distributions reinvested in shares                            17,776,857               6,100,095
  Cost of shares redeemed                                     (108,916,091)            (85,213,983)
                                                             -------------           -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM CAPITAL SHARE TRANSACTIONS                              214,317,377              81,254,741
                                                             -------------           -------------

TOTAL INCREASE IN NET ASSETS:                                  239,212,674              97,190,779

NET ASSETS:
  Beginning of year                                            157,822,972              60,632,193
                                                             -------------           -------------

  End of year                                                $ 397,035,646           $ 157,822,972
                                                             =============           =============




The accompanying notes are an integral part of these financial statements.

                                                      The Caldwell & Orkin Market Opportunity Fund
                                                                    Financial Highlights


                                                                        Years Ended April 30,
                                                -------------------------------------------------

                                                  1999        1998       1997      1996      1995
                                                  ----        ----       ----      ----      ----
Selected Per Share Data:
Net asset value, beginning of year                $18.68      $15.77    $14.49    $11.35    $12.26
                                                --------    --------    ------    ------   -------
Income (loss) from Investment Operations:
     Net investment income (loss)*                  0.53        0.25      0.22      0.27      0.54
     Net realized and unrealized gain (loss)
       on investments                               3.08        3.75      2.95      3.31     (0.81)
                                                --------    --------    ------    ------   -------
       Total from investment operations             3.61        4.00      3.17      3.58     (0.27)
                                                --------    --------    ------    ------   -------
     Less Distributions:
       From net investment income                  (0.42)      (0.21)    (0.24)    (0.44)    (0.41)
       From net realized gain on investments       (0.75)      (0.88)    (1.65)      - -     (0.23)
                                                --------    --------    ------    ------   -------
           Total distributions                     (1.17)      (1.09)    (1.89)    (0.44)    (0.64)
                                                --------    --------    ------    ------   -------
Net asset value, end of year                      $21.12      $18.68    $15.77    $14.49    $11.35
                                                ========    ========    ======    ======   =======
Total Return                                       19.43%      25.77%    23.24%    31.80%    (2.28)%
Ratios and Supplemental Data:
     Net assets, end of period (in 000's)       $397,036    $157,823   $60,632   $38,030   $32,261
Ratios to average net assets:
     Expenses before dividends on securities
        sold short (After Reimbursement)            0.89%       1.17%     1.26%     1.38%     1.18%
     Expenses from dividends sold short             0.49%       0.05%     0.08%     0.18%     0.45%
                                                --------    --------    ------    ------   -------
     Total expenses (After Reimbursement)           1.38%       1.22%     1.34%     1.56%     1.63%
     Total expenses (Before Reimbursement)          1.38%       1.22%     1.34%     1.56%     1.79%
     Net investment income (loss)                   3.21%       2.54%     2.01%     1.94%     3.55%
     Portfolio turnover                              378%        200%      229%      222%      331%


     * Had the Distributor and Advisor not waived a portion of the expenses, net investment income (loss) per share would have been $.52 for the year ended April 30, 1995. No expenses were waived for the years ended April 30, 1999 through April 30, 1996.




   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

The Caldwell & Orkin Market Opportunity Fund, (the "Fund"), is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the NASDAQ Composite and the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         SECURITIES VALUATION:

         Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

         SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:

         Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

         CASH:

         The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

         INCOME TAXES:

         As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         CAPITAL ACCOUNTS:

         The Fund follows the provisions of Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies."

         USE OF ESTIMATES:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR:

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

                      Advisory Fee          Average Daily Net Assets
                      ------------          ------------------------
                           .90%             Up to $100 million
                           .80%             In excess of $100 million but not greater than $200 million
                           .70%             In excess of $200 million but not greater than $300 million
                           .60%             In excess of $300 million but not greater than $500 million
                           .50%             In excess of $500 million

         Under that management agreement, the Advisor agreed to waive 20 basis points for the period March, 1994, through, February, 1995.

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the year ended April 30,1999.

         The Fund has entered into a distribution agreement with CW Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. CW Fund Distributors, Inc. is a wholly-owned subsidiary of Countrywide Fund Services, Inc.

3.       INVESTMENT PORTFOLIO TRANSACTIONS:

         INVESTMENT PURCHASES AND SALES:

         For the year ended April 30,1999, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $617,390,486 and $577,645,620, respectively.

         SHORT SALES AND SEGREGATED CASH:

         Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

         SHORT SALES AND SEGREGATED CASH (CONTINUED):

         The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

         All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

         The Fund may also sell short "against the box" (i.e. the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

         The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At April 30, 1999, the Fund had 44.62% of its total net assets in short positions.

         For the year ended April 30, 1999, the cost of investments purchased to cover short sales and proceeds from investments sold short were $599,775,390 and $703,006,804, respectively.

4.       CAPITAL SHARE TRANSACTIONS:

         Capital share transactions were as follows:


                                                         Year ended        Year ended
                                                       April 30, 1999    April 30, 1998
                                                       --------------    --------------
           Shares sold                                   14,672,883        8,996,907
           Shares issued in connections with
           reinvestment of distributions                    859,200          345,810
           Shares reacquired                             (5,178,851)      (4,737,049)
                                                         -----------      -----------

           Net increase in shares outstanding            10,353,232        4,605,668
                                                         ===========       =========

5.       RELATED PARTY TRANSACTIONS:

         As of April 30, 1999, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.01% and 0.71%, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE CALDWELL & ORKIN FUNDS, INC.


We have audited the accompanying statement of assets and liabilities of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. (the "Fund"), including the schedules of investments and securities sold short, as of April 30, 1999, and the related statement of operations for the year then ended the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted accounting standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. as of April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the financial highlights for the periods presented in conformity with generally accepted accounting principals.


TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
May 27, 1999

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


BOARD OF DIRECTORS                               TRANSFER, REDEMPTION & DIVIDEND
Michael B. Orkin, President & Chairman           DISBURSING AGENT
H. Eugene Caldwell, Chairman Emeritus            Countrywide Fund Services, Inc.
Frederick T. Blumer                              312 Walnut Street, 21st Floor
David L. Eager                                   Cincinnati, OH 45202
Robert H. Greenblatt
Henry H. Porter, Jr.

                                                 INDEPENDENT ACCOUNTANTS
                                                 Tait, Weller & Baker
INVESTMENT ADVISER                               Eight Penn Center Plaza
C&O Funds Advisor, Inc.                          Suite 800
2050 Tower Place                                 Philadelphia, PA 19103-2108
3340 Peachtree Road, NE
Atlanta, GA 30326

                                                 LEGAL COUNSEL
                                                 Kilpatrick Stockton LLP
DISTRIBUTOR                                      1100 Peachtree Street
CW Fund Distributors, Inc.                       Suite 2800
312 Walnut Street, 21st Floor                    Atlanta, GA 30309-4530
Cincinnati, OH 45202


CUSTODIAN
Bank One Ohio Trust Company, N.A.
235 West Schrock Road
Westerville, OH 43081


                                FUND INFORMATION

The Fund is closed to new investors. For information please call (404) 239-0707 or (800) 237-7073. For information about a specific Market Opportunity Fund account, please call (800) 467-7903.


                                 FUND LISTINGS

   The Fund is listed in The Wall Street Journal, Investor's Business Daily,
       The New York and many local newspapers as C&OMktOPP or CaldOrkMO.
                         Its quotation symbol is COAGX.


  These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund.
       They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                2050 Tower Place
                            3340 Peachtree Road, NE
                               Atlanta, GA 30326
                            E-mail: COFUNDS@AOL.COM